Exhibit 10.5


RECORDING REQUESTED BY AND
WHEN RECORDED RETURN TO:

Eric D. Gadd
President
Zond Windsystem Management II LLC
1221 Lamar Street
Suite 1600
Houston, Texas 77010


                (Space above this line for Recorder's use only.)
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                          SECOND AMENDMENT TO WIND PARK
                               EASEMENT AGREEMENT


This Second Amendment to Wind Park Easement Agreement (this "Amendment") is made
                                                             ---------
by and between Mesa Wind Developers, a California joint venture ("MWD"), and
                                                                  ---
Zond-PanAero Windsystem Partners I, a California limited partnership (the "Partnership").
 ----------

                                    RECITALS
                                    --------

WHEREAS, MWD and the Partnership are parties to that certain Wind Park Easement Agreement dated as of September 30, 1984, as amended by that certain Amendment to Wind Park Easement Agreement by and between MWD and the Partnership which was effective as of December 31, 2004 (as amended, the "Wind Park Easement"),
                                                    ------------------
pursuant to which MWD has granted to the Partnership the right to use a portion of the Operating Site (as defined in the Wind Park Easement) for the purposes of constructing, operating, maintaining, repairing and restoring the Partnership's Turbines (as defined in the Wind Park Easement).


WHEREAS, the term of the Wind Park Easement expires on June 23, 2005 (the "Wind Park Easement Termination Date"), and the parties desire to extend the term of the Wind Park Easement Termination Date under the Wind Park Easement Agreement until December 31, 2005 and to modify certain other provisions of the Wind Park Easement Agreement as set forth in this Amendment.


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


                                    AGREEMENT
                                    ---------


     NOW, THEREFORE, MWD and the Partnership agree as follows:

     1.   Amendments to Wind Park Easement.
          --------------------------------

          (a)  Section 3 Term of Easement. Section 3 of the Wind Park Easement
               --------------------------
               Agreement is hereby amended by deleting the date "June 23, 2005" that appears in the first sentence thereof and replacing it in its entirety with the date "December 31, 2005."

          (b)  Section 9.1 Mesa Rights of First Refusal. Section 9.1 of the Wind
               ----------------------------------------
               Park Easement Agreement is hereby amended by deleting in the last sentence thereof the phrase "within the period of 11) eleven months from the date of the expiration of the term of this Agreement" and replacing it with the phrase "on or before May 31, 2006."

     2.   Governing Law. The terms and provisions of this Amendment shall be
          -------------
          governed by and construed in accordance with the laws of the state of California.

     3.   Counterparts. This Amendment may be executed in counterparts, each of
          ------------
          which shall be deemed an original and all of which, when taken together, shall constitute one and the same document.

     4.   Recordation. MWD shall record this Amendment as permitted by
          -----------
          applicable law.

     5.   Effective Date. This Amendment shall be effective and the Wind Park
          --------------
          June 23, 2005.


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


         IN WITNESS WHEREOF, each of the parties to this Amendment has executed this Amendment on the date set forth below.


MWD                                         Partnership
Mesa Wind Developers,                       Zond-PanAero Windsystem Partners I,
a California Joint Venture                  a California limited partnership

By: Enron Wind Systems, LLC                 By: Zond Windsystems Management LLC,
By:  Enron Wind LLC, its sole                   its General Partner
        member
By:  Enron Renewable Energy Corp.,
        its sole member

   By: /s/ Eric Gadd                          By:  /s/ Eric Gadd
       ---------------------                       ----------------------------
   Name: Eric Gadd                            Name: Eric Gadd
   Title: President                           Title: President and Chief
                                                     Executive Officer

   Dated: June 23, 2005                  Dated: June 23, 2005


By: PanAero California Ltd.

   By:  PAMC Management Corporation,
       its general partner

   By: /s/ Robert Keeley
       ---------------------
   Name: Robert Keeley
   Title: President

   Dated: June 24, 2005



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


                             NOTARIAL ACKNOWLEDGMENT
                             -----------------------



State of --------------------------------------------)
                                                     ) ss.
County of -------------------------------------------)


On ----, 20---, before me, the undersigned Notary Public, personally appeared --------------- personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(S E A L)

My commission Expires:                  /      /     .
                        ---------------- ------ -----






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



                             NOTARIAL ACKNOWLEDGMENT
                             -----------------------



State of --------------------------------------------)
                                                     ) ss.
County of -------------------------------------------)


On ----, 20---, before me, the undersigned Notary Public, personally appeared --------------- personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(S E A L)

My commission Expires:                  /      /     .
                        ---------------- ------ -----

                             NOTARIAL ACKNOWLEDGMENT
                             -----------------------


State of --------------------------------------------)
                                                     ) ss.
County of -------------------------------------------)


On ----, 20---, before me, the undersigned Notary Public, personally appeared --------------- personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument; and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.


(S E A L)

My commission Expires:                  /      /     .
                        ---------------- ------ -----






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